UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2015

UNUM GROUP
(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square
Chattanooga, Tennessee 37402
(Address of principal executive offices) (Zip Code)

(423) 294-1011
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
On October 28, 2015, Unum Group issued a news release reporting its results for the third quarter of 2015, a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Also on October 28, 2015, Unum Group posted on its website at www.unum.com the Statistical Supplement relating to its financial results for the third quarter of 2015. A copy of the Statistical Supplement is furnished herewith as Exhibit 99.2 and incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of Unum Group's filings under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.	The following exhibits are furnished (but not filed) with this report:

99.1	News release of Unum Group dated October 28, 2015, concerning earnings for the third quarter of 2015.

99.2	Statistical Supplement of Unum Group for the third quarter of 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group
(Registrant)

October 28, 2015	By:	/s/ J. Paul Jullienne
		Name:	J. Paul Jullienne
		Title:	Vice President, Managing Counsel, and
Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News release of Unum Group dated October 28, 2015, concerning earnings for the third quarter of 2015.

99.2	Statistical Supplement of Unum Group for the third quarter of 2015.